EX-10.9
                      AMENDMENT OF PROMISSORY NOTE


May 8, 2001

The promissory note dated June 6, 2000 and amended March 21, 2001 whereby Hayseed Stephens, agreed to loan Ness Energy
International, Inc., up to $300,000.00 at an interest rate of prime plus 2% to be repaid, including interest, in one payment by June 6, 2001, is hereby amended as follows:

The repayment date is extended to July 1, 2002.

All other conditions remain unchanged.

(1)  /s/  Kaye Oakes                    /s/  Hayseed Stephens
                                       Hayseed Stephens

(2)  /s/  Walter Littlefield           /s/  Bob Lee
                                       Bob Lee

Ness Energy International, Inc.

Signatures of Witnesses          Signature of Maker and Payee